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         1.       Mutual Fund/Business Trust/ Series

         2.       FCM Delegation


                               CUSTODIAN AGREEMENT

         AGREEMENT dated as of September 3, 2002, between DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Custodian") and SCUDDER RREEF SECURITIES TRUST (the "Customer").

         WHEREAS, the Customer may be organized with one or more series of shares, each of which shall represent an interest in a separate portfolio of Securities and Cash (each as hereinafter defined) (all such existing and additional series now or hereafter listed on Exhibit A being hereafter referred to individually as a "Portfolio" and collectively, as the "Portfolios"); and

         WHEREAS, the Customer desires to appoint the Custodian as custodian on behalf of the Portfolios under the terms and conditions set forth in this Agreement, and the Custodian has agreed to so act as custodian.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Employment of Custodian. The Customer hereby employs the Custodian as custodian of all assets of each Portfolio which are delivered to and accepted by the Custodian or any Subcustodian (as that term is defined in Section 4) (the "Property") pursuant to the terms and conditions set forth herein. For purposes of this Agreement, "delivery" of Property shall include the acquisition of a security entitlement (as that term is defined in the New York Uniform Commercial Code ("UCC")) with respect thereto. Without limitation, such Property shall include stocks and other equity interests of every type, evidences of indebtedness, other instruments representing same or rights or obligations to receive, purchase, deliver or sell same and other non-cash investment property of a Portfolio ("Securities") and cash from any source and in any currency ("Cash"), provided that the Custodian shall have the right, in its sole discretion, to refuse to accept as Property any property of a Portfolio that the Custodian considers not to be appropriate or in proper form for deposit for any reason. The Custodian shall not be responsible for any property of a Portfolio held or received by the Customer or others and not delivered to the Custodian or any Subcustodian.

         2. Maintenance of Securities and Cash at Custodian and Subcustodian Locations. Pursuant to Instructions, the Customer shall direct the Custodian to
(a) settle Securities transactions and maintain cash in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired and (b) maintain cash and cash equivalents in such countries in amounts reasonably necessary to effect the Customer's transactions in such Securities. Instructions to settle Securities transactions in any country shall be deemed to authorize the holding of such Securities and Cash in that country.

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         3. Custody Account. The Custodian agrees to establish and maintain one or more custody accounts on its books each in the name of a Portfolio (each, an "Account") for any and all Property from time to time delivered to and accepted by the Custodian or any Subcustodian for the account of such Portfolio. Upon delivery by the Customer to the Custodian of any acceptable Property belonging to a Portfolio, the Customer shall, by Instructions (as hereinafter defined in Section 15), specifically indicate which Portfolio such Property belongs or if such Property belongs to more than one Portfolio shall allocate such Property to the appropriate Portfolio, and the Custodian shall allocate such Property to the Accounts in accordance with the Instructions. The Customer on behalf of each Portfolio, acknowledges its responsibility as a principal for all of its obligations to the Custodian arising under or in connection with this Agreement, warrants its authority to deposit in the appropriate Account any Property delivered therefor to the Custodian or a Subcustodian and to give, and authorize others to give, instructions relative thereto. The Custodian may deliver securities of the same quantity, issuer and class in place of those deposited in or credited to the Account.

         The Custodian shall hold, keep safe and protect as custodian for each Account, on behalf of the Customer, all Property in such Account and, to the extent such Property constitutes financial assets for purposes of the UCC, shall maintain those financial assets in such Account as security entitlements in favor of the Portfolio in whose name the Account is maintained. All transactions, including, but not limited to, foreign exchange transactions, involving the Property shall be executed or settled solely in accordance with Instructions (which shall specifically reference the Account for which such transaction is being settled), except that until the Custodian receives Instructions to the contrary, the Custodian will directly or through a
Subcustodian:

         (a) collect all interest and dividends and all other income and payments, whether paid in cash or in kind, on the Property, as the same become payable and credit the same to the appropriate Account;

         (b) present for payment all Securities credited to an Account which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation to the extent that the Custodian or Subcustodian is actually aware of such opportunities and credit the cash delivered to such Account pursuant to this Agreement;

         (c) (i) exchange Securities where the exchange is purely ministerial (including, without limitation, the exchange of temporary securities for those in definitive form and the exchange of warrants, or other documents of entitlement to securities, for the Securities themselves) and (ii) when notification of a tender or exchange offer (other than ministerial exchanges described in (i) above) is received for an Account, endeavor to receive Instructions, provided that if such Instructions are not received in time for the Custodian to take timely action, no action shall be taken with respect thereto;

         (d) whenever notification of a rights entitlement or a fractional interest resulting from a rights issue, stock dividend or stock split is received for an Account and such rights entitlement or fractional interest bears an expiration date, if after endeavoring to obtain Instructions such Instructions are not received in time for the Custodian to take timely action or if actual notice of such actions was received too late to seek Instructions, may sell in the discretion of the Custodian (which sale the Customer hereby authorizes the Custodian to make) such rights entitlement or fractional interest and credit the Account with the net proceeds of such sale, if such rights entitlement or fractional interest is marketable in accordance with local market practice, rules, regulations or the terms of the offer, including but not limited to tendering such right entitlement or fractional interest to the offeror;

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         (e)      execute in the Customer's name for an Account, whenever the
                  Custodian deems it appropriate, such ownership and other certificates as may be required to obtain the payment of income from the Property in such Account;

         (f) pay for each Account, any and all taxes and levies in the nature of taxes imposed on interest, dividends or other similar income on the Property in such Account by any governmental authority. In the event there is insufficient Cash available in such Account to pay such taxes and levies, the Custodian shall notify the Customer of the amount of the shortfall and the Customer, at its option, may deposit additional Cash in such Account or take steps to have sufficient Cash available. The Customer agrees, when and if requested by the Custodian and required in connection with the payment of any such taxes to cooperate with the Custodian in furnishing information, executing documents or otherwise; and

         (g) appoint brokers and agents for any of the ministerial transactions involving the Securities described in (a) - (f), including, without limitation, affiliates of the Custodian or any Subcustodian.

         4. Subcustodians and Securities Systems. The Customer authorizes and instructs the Custodian, subject to the provisions of this Section 4, to settle, clear and maintain the Property in each Account directly in one of its U.S. branches or indirectly through custody accounts which have been established by the Custodian with the following other securities intermediaries: (a) another U.S. bank or trust company or branch thereof located in the U.S. which is itself qualified under the Investment Company Act of 1940, as amended ("1940 Act"), to act as custodian (which may or may not be an affiliate of the Custodian) (individually, a "U.S. Subcustodian"), or a U.S. securities depository or clearing agency or system in which the Custodian or a U.S. Subcustodian participates that is eligible to be utilized under Rule 17f-4 under the 1940 Act (individually, a "U.S. Securities System") or (b) (i) an "eligible foreign custodian" (as defined by Rule 17f-5 under the 1940 Act ("Rule 17f-5")) , (ii) a non-U.S. branch of a U.S. bank or (iii) any other person with which Property may be placed and maintained outside of the United States under the 1940 Act other than pursuant to Rule 17f-5 thereunder including without limitation, pursuant to an order granted by the U.S. Securities and Exchange Commission ("SEC") exempting such agent or the subcustody arrangements thereto from all or part of the provisions of Rule 17f-5 (an entity described in (i), (ii) or (iii) of this subsection (b) may individually be referred to as a "non-U.S. Subcustodian"; U.S. Subcustodians and non-U.S. Subcustodians, collectively, "Subcustodians"), or (c) a non-U.S. securities depository or clearing agency or system in which the Custodian or any non-U.S. Subcustodian participates and which is an Eligible Securities Depository as defined by Rule 17f-7 under the 1940 Act ("Rule 17f-7") or is any other non-U.S. Securities System which the SEC by exemptive order has permitted investment companies to maintain their foreign assets (individually, a "non-U.S. Securities System"; U.S. Securities System and non-U.S. Securities System, collectively, "Securities System"), provided that, in each case in which a U.S. Subcustodian or U.S. Securities System is employed, each such Subcustodian or Securities System shall have been approved by Instructions.

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                  Subject to the provisions of this Agreement and requirements of applicable law, including Rule 17f-5, the Customer hereby designates the Custodian as its foreign custody manager within the meaning of Rule 17f-5(a)(3) or any successor thereto ("Foreign Custody Manager") with respect to all Property for which the primary market is outside of the United States and such cash and cash equivalents, including foreign currency, that are reasonably necessary to effect the Customer's transactions in such Property (collectively, "Foreign Assets"). The authority granted by such designation shall include the authority to withdraw Foreign Assets from a non-U.S. Subcustodian in any jurisdiction in which this Agreement applies and place and maintain the Foreign Assets so withdrawn in the care of another non-U.S. Subcustodian in the same jurisdiction, if arrangements which would satisfy the requirements of the 1940 Act are available, and to enter into appropriate written contracts governing the Customer's foreign custody arrangements with such successor non-U.S. Subcustodian. If no other non-U.S. Subcustodian is available in that jurisdiction, the Custodian will inform the Customer of that fact and await Instructions from the Customer or its authorized representatives. Notwithstanding any such designation, any Instruction to invest in Property to be held in any jurisdiction outside of the United States shall be deemed to be an approval by the Customer to hold such Property in the non-U.S. Securities System utilized in the same jurisdiction and disclosed, and for which a risk analysis has been furnished, to the Customer as provided below.

         5. Guidelines and Procedures for the Exercise of Delegated Authority as Foreign Custody Manager.

         (a) In exercising its delegated authority under this Agreement, the Custodian may assume, for all purposes, that the Customer has considered and, pursuant to its fiduciary duties to its shareholders, determined to accept "Country Risk" as is incurred by placing and maintaining Foreign Assets in the jurisdictions to which this Agreement applies. The Custodian will accept Instructions to settle transactions and such Instructions will be deemed authorizations unless otherwise instructed, to hold or maintain such Foreign Assets in the jurisdictions set forth in such Instructions. In exercising its delegated authority under this Agreement, the Custodian may also assume that the Board has, and will continue to monitor such Country Risk to the extent that the Board deems necessary or appropriate. Nothing in this Agreement shall require the Custodian to make any selection or to engage in any monitoring on behalf of the Customer, except as specifically provided herein, that would entail the consideration of Country Risk. For purposes of this Section 5(a) and Section 20, "Country Risk" means all factors reasonably related to the prevailing or systemic risk of holding or maintaining Foreign Assets in a particular country, including, without limitation, such country's financial infrastructure; prevailing custody and settlement practices; laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody or other laws and regulations related to the banking or securities industry; currency controls or restrictions; prevalence of crime and corruption; securities depository acts or omissions; and bankruptcy or insolvency of banking agents, counterparties to transactions, transfer agents or registrars.

         (b) The Custodian agrees that, in the performance of its duties as Foreign Custody Manager pursuant to the provisions of this Agreement, the Custodian shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Customer's Foreign Assets would exercise.

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         (c) In exercising the authority delegated under this Agreement to place and maintain Foreign Assets with a non-U.S. Subcustodian, the Custodian shall determine that Foreign Assets will be held or maintained by such non-U.S. Subcustodian subject to reasonable care based on the standards applicable to custodians in the market in which the Foreign Assets will be held or maintained after considering all factors relevant to the safekeeping of such Foreign
Assets, including, without limitation, those set forth in Rule 17f-5(c)(1) of the 1940 Act.

         (d) The Custodian agrees to provide written reports notifying the Board of the placement of Foreign Assets with a particular non-U.S. Subcustodian and of any material change in the Customer's foreign custody arrangements. Such reports shall be provided to the Board at such times as the Customer and the Custodian may agree in writing. Upon request of the Customer, the Custodian shall deliver annually to the Customer information concerning its foreign custodial system, including: (a) the identity of each non-U.S. Subcustodian and non-U.S. Securities System then acting on behalf of the Custodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such non-U.S. Subcustodian and non-U.S. Securities System and (b) the countries in which each non-U.S. Subcustodian or non-U.S. Securities System is located.

         6. Use of Subcustodian. With respect to Property in an Account which is maintained by the Custodian through a Subcustodian employed pursuant to Section 4:

         (a) The Custodian will identify on its books as belonging to the Customer on behalf of a Portfolio, any Property maintained through such Subcustodian.

         (b) Any Property in the Account held by or credited to a Subcustodian will be subject only to the instructions of the Custodian or its agents.

         (c) Property deposited with or credited to a Subcustodian will be maintained in an account holding only assets for customers of the Custodian.

         (d) In exercising the authority delegated under this Agreement as Foreign Custody Manager to enter into written contracts governing the Customer's foreign custody arrangements with a non-U.S. Subcustodian, the Custodian shall determine that such contracts provide reasonable care for Foreign Assets based on the standards applicable to non-U.S. Subcustodians in the relevant market. Any agreement the Custodian shall enter into with a non-U.S. Subcustodian with respect to maintaining Property shall require that (i) the Account will be adequately indemnified or its losses adequately insured (or any combination) against the risk of loss of Foreign Assets; (ii) the Foreign Assets so maintained are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, except a claim for payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency, or similar laws; (iii) beneficial ownership of such ^ Foreign Assets be freely transferable without the payment of money or value other than for safe custody or administration, (iv) adequate records will be maintained identifying the Foreign Assets maintained pursuant to such Agreement as belonging to the Custodian, for the benefit of its customers; (v) the independent public accountants of or designated by the Customer be given access to the records of such Subcustodian described in (iv) above or confirmation of the contents of those records; and (vi) the Customer will receive periodic reports with respect to the safekeeping of the Foreign Assets, including, but not limited to, notification of any transfer to or from the Customer's account or a third party account containing assets held for the benefit of the Customer; provided that, the contract may contain, in lieu of any or all of the provisions specified in this Section 6(d), other provisions that the Custodian determines will provide, in their entirety, the same or a greater level of care and protection for the Foreign Assets as the = specified provisions, in their entirety.

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         7. Monitoring of non-U.S. Subcustodians and Contracts. In each case in which the Custodian has exercised the authority delegated under this Agreement to place Foreign Assets with a non-U.S. Subcustodian, the Custodian is authorized to, and shall on behalf of the Customer, establish a system reasonably designed to monitor the appropriateness of maintaining the Customer's Foreign Assets with such non-U.S. Subcustodian and compliance by such non-U.S. Subcustodian with its contract with the Custodian.

         8. Jurisdictions of Non-U.S. Subcustodians. The authority delegated by this Agreement, subject to the provisions of the last paragraph of this Section 8, applies with respect to Property held in the jurisdictions covered by the Custodian's subcustodial network and approved by the Customer or its authorized representative. A listing of the Custodian's subcustodial network Is attached hereto as Exhibit G Jurisdictions in the Custodian's network may be added and the subcustodial network may be modified from time to time by notice ("flash notice") from the Custodian to the Customer. Flash notices may be sent by the Custodian to the Customer by any agreed upon means to the Customer's address set forth below or otherwise furnished by the Customer to the Custodian. The Custodian's responsibility and authority with respect to jurisdictions so added shall commence, subject to the provisions of the last paragraph of this Section 8, on the date of, or set forth in, the flash notice or such other date as the Foreign Assets are in the actual possession of such non-U.S. Subcustodian.

         Each of the Customer and the Custodian may withdraw its delegation or its acceptance of such delegation with respect to any jurisdiction upon written notice to the Custodian or the Customer, as the case may be. Such withdrawal shall be effective thirty (30) days after receipt of such notice by the party to which notice has been sent and thereafter the Custodian shall have no further responsibility or authority under this Agreement with respect to the jurisdiction or jurisdictions as to which authority or acceptance of delegation is so withdrawn. The Client hereby acknowledges that the Client is responsible for assisting the Custodian if no alternative sub-custodian is available.

         9. Use of U.S. Securities System. With respect to Property in the Account(s) which is maintained by the Custodian or any Subcustodian through a U.S. Securities System employed pursuant to Section 4:

         (a) The Custodian shall, and the Subcustodian will be required by its agreement with the Custodian to, identify on its books such Property as being maintained for the account of the Custodian or by the Subcustodian for the account of customers of the Custodian or Subcustodian.

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         (b)      Any Property maintained through a Securities System for the account of the Custodian or a Subcustodian will be subject only to the instructions of the Custodian or such Subcustodian, as the case may be.

         (c) Property deposited with a Securities System will be maintained in an account holding only assets for customers of the Custodian or Subcustodian, as the case may be, unless precluded by applicable law, rule or regulation or local market practice provides otherwise.

         (d) The Custodian shall provide the Customer with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System.

         10.      Use of Non-U.S. Securities System.

         (a) The Custodian shall, for evaluation by the Customer or its adviser, provide an analysis of the custody risks associated with maintaining the Customer's Foreign Assets with a non-U.S. Securities System utilized directly or indirectly by the Custodian as of the date hereof (or, in the case of a non-U.S. Securities System not so utilized as of the date hereof, prior to the initial placement of the Customer's Foreign Assets at such non-U.S. Securities System) and at which any Foreign Assets of the Customer are held or are expected to be maintained. The Custodian shall monitor the custody risks associated with maintaining the Customer's Foreign Assets at each such non-U.S. Securities System on a continuing basis and shall promptly notify the Customer of any material adverse changes in such risks.

         (b) Based on the information available to it in the exercise of diligence, the Custodian shall determine the eligibility under Rule 17f-7 or applicable SEC exemptive order of each non-U.S. securities depository or clearing agency before maintaining the Customer's Foreign Assets therewith and shall promptly advise the Customer if it becomes aware that any non-U.S. Securities System then being utilized ceases to be so eligible. A list of non-U.S. Securities Systems used by the Custodian directly or indirectly as of the date hereof is attached hereto as Exhibit G, and will be deemed to be authorized for use by the Customer or its advisor unless the Customer furnishes Instructions to the contrary. From time to time, non-U.S. Securities Systems may, subject to Rule 17f-7(a)(11)(A), be added to the list by flash notice or other agreed upon means of communication.

         (c) In exercising the authority delegated under this Agreement and in fulfilling its responsibilities under this Section 10, the Custodian will exercise reasonable care, prudence and diligence in performing its duties but subject to the provisions of this Agreement, including, without limitation, the limitations on the Custodian's responsibility for identifying and monitoring Country Risk as provided in Section 5(a) above.

         11. Agents. The Custodian may at any time or times in its sole discretion appoint (or remove) any other U.S. bank or trust company which is itself qualified under the 1940 Act to act as custodian, as its agent

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to carry out such of the provisions of this Agreement as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder; and provided further, that this Section 11 shall not apply to the appointment, selection or use of any non-U.S. Subcustodian.

         12. Records, Ownership of Property, Statements, Opinions of Independent Certified Public Accountants and Electronic Access.

         (a) The ownership of the Property whether Securities, Cash and/or other property, and whether maintained directly by the Custodian or indirectly through a Subcustodian or a Securities System as authorized herein, shall be clearly recorded on the Custodian's books as belonging to the appropriate Account and not for the Custodian's own interest. The Custodian shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions for each Account. All accounts, books and records of the Custodian relating thereto shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Customer. All such accounts shall be maintained and preserved in the form reasonably requested by the Customer. The Custodian will supply to the Customer from time to time, as mutually agreed upon, a statement in respect to any Property in an Account maintained by the Custodian or by a Subcustodian, including but not limited to, the Property consisting of Foreign Assets held by a non-U.S. subcustodian, including notification of the transfer to or from the Customer's account containing Foreign Assets held for the benefit of the Customer. In the absence of the filing in writing with the Custodian by the Customer of exceptions or objections to any such statement within sixty (60) days of the mailing thereof, the Customer shall be deemed to have approved such statement and in such case or upon written approval of the Customer of any such statement, such statement shall be presumed to be for all purposes correct with respect to all information set forth therein.

         (b) The Custodian shall take all reasonable action as the Customer may request to obtain from year to year favorable opinions from the Customer's independent certified public accountants with respect to the Custodian's activities hereunder in connection with the preparation of the Customer's Form N-1A and the Customer's Form N-SAR or other periodic reports to the SEC and with respect to any other requirements of the SEC.

         (c) At the request of the Customer, the Custodian shall deliver to the Customer a written report prepared by the Custodian's independent certified public accountants with respect to the services provided by the Custodian under this Agreement, including, without limitation, the Custodian's accounting system, internal accounting control and procedures for safeguarding Cash and Securities, including Cash and Securities deposited and/or maintained in a securities system or with a Subcustodian. Such report shall be of sufficient scope and in sufficient detail as may reasonably be required by the Customer and as may reasonably be obtained by the Custodian.

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         (d) The Customer or any agent authorized in accordance with the terms hereof may elect to access, subject to such procedures relating to the security of such access as the Custodian may require and the provisions of Section 20, through an electronic or other similar communications system for the purpose of providing the Customer or such agent, on a daily basis, the ability to view on-line or to print a hard copy of various reports of Account activity and of Property being held in or credited to the Account by the Custodian or any Subcustodian. With respect to daily or intraday Account information accessed through an electronic or other similar communication system as provided herein, Customer understands and agrees that all such information is indicative and provisional only, is unaudited and subject to subsequent postings an adjustments and that the Custodian shall have no responsibility for any actions which Customer may take in reliance on such daily or intraday information. Notwithstanding the ability to access daily information, Account statements will continue to be provided to Customer pursuant to the provisions hereof and Customer agrees that only such statements are intended to be the definitive records relating to the Account. To the extent that such reports include market values of Securities in the Account, the Customer hereby acknowledges that the Custodian now obtains and may in the future obtain information on such values from outside sources that the Custodian considers to be reliable and the Customer agrees that the Custodian (i) does not verify nor represent or warrant either the reliability of such service nor the accuracy or completeness of any such information furnished or obtained by or through such service and (ii) shall be without liability in selecting and utilizing such service or furnishing any information derived therefrom.

         13. Holding of Securities, Nominees, etc. Securities in an Account which are maintained by the Custodian or any Subcustodian may be held directly by such entity in the name of the Customer or in bearer form or maintained, on behalf of a Portfolio, in the Custodian's or Subcustodian's name or in the name of the Custodian's or Subcustodian's nominee. Securities that are maintained through a Subcustodian or which are eligible for deposit in a Securities System as provided above may be maintained with the Subcustodian or the Securities System in an account for the Custodian's or Subcustodian's customers, unless prohibited by law, rule, regulation or local market practice provides otherwise. The Custodian or Subcustodian, as the case may be, may combine certificates representing Securities held in an Account with certificates of the same issue held by it as fiduciary or as a custodian. In the event that any Securities in the name of the Custodian or its nominee or held by a Subcustodian and registered in the name of such Subcustodian or its nominee, whether in physical or book entry form, are called for partial redemption by the issuer of such Security, the Custodian or the Subcustodian may, subject to local market practice and the rules or regulations pertaining to allocation of any Securities System in which such Securities may have been deposited, allot, or cause to be allotted, the called portion of the respective beneficial holders of such class of security in any manner the Custodian or Subcustodian deems to be fair and equitable. Securities maintained with a Securities System shall be maintained subject to the rules of that Securities System governing the rights and obligations among the Securities System and its participants.

         14. Proxies, etc. With respect to any proxies, notices, reports or other communications relative to any of the Securities credited to the Account, the Custodian shall perform such services and only such services relative thereto as are (i) set forth in Section 3 of this Agreement, (ii) described in Exhibit B attached hereto (the "Proxy Service") or (iii) as may otherwise be agreed upon between the Custodian and the Customer. The liability and responsibility of the Custodian in connection with the Proxy Service referred to in (ii) of the immediately preceding sentence and in connection with any additional services which the Custodian and the Customer may agree upon as provided in (iii) of the immediately preceding sentence shall be as set forth in the description of the Proxy Service and as may be agreed upon by the Custodian and the Customer in connection with the furnishing of any such additional service and shall not be affected by any other term of this Agreement. Neither the Custodian nor its nominees or agents shall vote upon or in respect of any of the Securities in the Account, execute any form of proxy to vote thereon, or give any consent or take any action (except as provided in Section 3) with respect thereto except upon the receipt of Instructions relative thereto.

         15. Segregated Account. To assist the Customer in complying with the requirements of the 1940 Act and the rules and regulations thereunder, the Custodian shall, upon receipt of Instructions, establish and maintain a segregated account or accounts on its books for and on behalf of a Portfolio.

         16. Settlement Procedures. Securities will be transferred, exchanged or delivered by the Custodian or a Subcustodian upon receipt by the Custodian of Instructions which include all information required by the Custodian. Settlement and payment for Securities received for an Account and delivery of Securities out of such Account may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering Securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such Securities from such purchaser or dealer, as such practices and procedures may be modified or supplemented in accordance with the standard operating procedures of the Custodian in effect from time to time for that jurisdiction or market. Neither the Custodian nor the Subcustodian shall be liable for any loss which results from effecting transactions in accordance with the customary or established securities trading or securities processing practices and procedures in the applicable jurisdiction or market.

         Notwithstanding that the Custodian may, subject to the provisions of
Section 17, settle purchases and sales against, or credit income to, an Account, on a contractual basis, as outlined in the applicable Service Standards as defined below and provided to the Customer by the Custodian, the Custodian may, at its sole discretion, reverse such credits or debits to the appropriate Account in the event that the transaction does not settle, or the income is not received in a timely manner, and the Customer agrees to hold the Custodian harmless from any losses which may result therefrom.

         The applicable Service Standards shall be defined as any document or documents issued by the Custodian from time to time specifying the Custodian's policies, procedures and practices in connection with transactions for, and the maintenance of, Property, including Foreign Assets, in the Account, for communicating with the Customer, the terms of any additional services to be provided to the Customer, and such other matters as may be agreed between the Customer and the Custodian from time to time.

         17. Conditional Credits.

         (a) Notwithstanding any other provision of this Agreement, the Custodian shall not be required to comply with any Instructions to settle the purchase of any securities for the Account, unless there are sufficient immediately available funds in the relevant currency credited to the Account, provided that, if, after all expenses, debits and withdrawals of Cash in the relevant currency ("Debits," which term includes all advances made by the Subcustodian in respect of the Account) applicable to the Account have been made and if after all Conditional Credits, as defined below, applicable to the Account have been made final entries as set forth in (c) below, the amount of immediately available funds of the relevant currency in such Account is at least equal to the aggregate purchase price of all securities for which the Custodian has received Instructions to settle on that date ("Settlement Date"), the Custodian, upon settlement, shall credit the Securities to the Account by making a final entry on its books and records.

         (b) Notwithstanding the foregoing, if after all Debits applicable to the Account have been made, there remains outstanding any Conditional Credit (as defined below) applicable to the Account or the amount of immediately available funds in a given currency in such Account are less than the aggregate purchase price in such currency of all securities for which the Custodian has received Instructions to settle on the Settlement Date, the Custodian, upon settlement, may credit the securities to the Account by making a conditional entry on its books and records ("Conditional Credit"), pending receipt of sufficient immediately available funds in the relevant currency in the Account.

         (c) If, within a reasonable time from the posting of a Conditional Credit and after all Debits applicable to the Account have been made, immediately available funds in the relevant currency at least equal to the aggregate purchase price in such currency of all securities subject to a Conditional Credit on a Settlement Date are credited to or deposited into the Account, the Custodian shall make the Conditional Credit a final entry on its books and records. In such case, the Customer shall be liable to the Custodian only for late charges at a rate which the Custodian customarily charges for similar extensions of credit.

         (d) If (i) within a reasonable time from the posting of a Conditional Credit, immediately available funds at least equal to the resultant Debit on a Settlement Date are not credited to or on deposit in the Account, or (ii) any Proceeding shall occur, the Custodian may sell such of the Securities subject to the Conditional Credit as it selects in its sole discretion and shall apply the net proceeds of such sale to cover such Debit, including related late charges, and any remaining proceeds shall be credited to the Account. If such proceeds are insufficient to satisfy such debt in full, the Customer shall continue to be liable to the Custodian for any shortfall. The Custodian shall make the Conditional Credit a final entry on its books as to the Securities not required to be sold to satisfy such Debit. Pending payment in full by the Customer of the purchase price for Securities subject to a Conditional Credit, and the Custodian's making a Conditional Credit a final entry on its books, and, unless consented to by the Custodian, the Customer shall have no right to give further Instructions in respect of Securities subject to a Conditional Credit. The Custodian shall have the sole discretion to determine which Securities shall be deemed to have been paid for by the Customer out of funds available in the Account. Any such Conditional Credit may be reversed (and any corresponding Debit shall be canceled) by the Custodian unless and until the Custodian makes a final entry on its books crediting such Securities to the Account. The term "Proceeding" shall mean any insolvency, bankruptcy, receivership, reorganization or similar proceeding relating to the Customer, whether voluntary or involuntary.

         (e) The Customer agrees that it will not use the Account to facilitate the purchase of securities without sufficient funds in the Account (which funds shall not include the expected proceeds of the sale of the purchased securities).

         18. Permitted Transactions. The Customer agrees that it will cause transactions to be made pursuant to this Agreement only upon Instructions in accordance with Section 19 and for the purposes listed below.

         (a) In connection with the purchase or sale of Securities at prices as confirmed by Instructions.

         (b) When Securities are called, redeemed or retired, or otherwise become payable.

         (c) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment.

         (d) Upon conversion of Securities pursuant to their terms into other securities.

         (e) Upon exercise of subscription, purchase or other similar rights represented by Securities.

         (f) For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses.

         (g) In connection with any borrowings by the Customer requiring a pledge of Securities, but only against receipt of amounts borrowed or in order to satisfy requirements for additional or substitute collateral.

         (h) In connection with any loans, but only against receipt of collateral as specified in Instructions which shall reflect any restrictions applicable to the Customer.

         (i) For the purpose of redeeming shares of the capital stock of the Customer against delivery of the shares to be redeemed to the Custodian, a Subcustodian or the Customer's transfer agent.

         (j) For the purpose of redeeming in kind shares of the Customer against delivery of the shares to be redeemed to the Custodian, a Subcustodian or the Customer's transfer agent.

         (k) For delivery in accordance with the provisions of any agreement among the Customer, on behalf of a Portfolio, the Portfolio's investment adviser and a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., relating to compliance with the rules of The Options Clearing Corporation, the Commodities Futures Trading Commission or of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Customer.

         (l) For release of Securities to designated brokers under covered call options, provided, however, that such Securities shall be released only upon payment to the Custodian of monies for the premium due and a receipt for the Securities which are to be held in escrow. Upon exercise of the option, or at expiration, the Custodian will receive the Securities previously deposited from broker. The Custodian will act strictly in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper request for such return.

         (m) For spot or forward foreign exchange transactions to facilitate security trading or receipt of income from Securities related transactions.

         (n) Upon the termination of this Agreement as set forth in Section 25.

         (o) For other proper purposes.

         The Customer agrees that the Custodian shall have no obligation to verify the purpose for which a transaction is being effected.

         19. Instructions. The term "Instructions" means instructions from the Customer in respect of any of the Custodian's duties hereunder which have been received by the Custodian at its address as shall have been furnished by the Custodian to the Customer pursuant to the provisions hereof (i) in writing (including, without limitation, facsimile transmission) by tested telex or SWIFT signed or given by such one or more person or persons as the Customer shall have from time to time authorized in writing to give the particular class of Instructions in question and whose name and (if applicable) signature and office address have been filed with the Custodian, or (ii) which have been transmitted electronically through an electronic or other similar communications system acceptable to the Custodian, or (iii) a telephonic or oral communication by one or more persons as the Customer shall have from time to time authorized to give the particular class of Instructions in question and whose name has been filed with the Custodian or (iv) upon receipt of such other form of instructions as the Customer may from time to time authorize in writing and which the Custodian has agreed in writing to accept. Notwithstanding the foregoing, no Instructions may be furnished through an electronic or other similar communication system unless expressly authorized by the Custodian. Such authorization may be subject to such security procedures as the Custodian may reasonably require. Instructions in the form of oral communications shall be confirmed by the Customer as soon as possible by tested telex or writing in the manner set forth in clause (i) above, but the lack of such confirmation or any conflict between such confirmation and the relevant oral Instruction shall in no way affect any action taken by the Custodian in reliance upon such oral Instructions prior to the Custodian's receipt of such confirmation. Instructions in the form of facsimile transmission shall not be deemed received until confirmed by the Custodian in accordance with the provisions for the giving of notices under
Section 26 hereof. The Custodian has the right to record any such oral Instructions, and the Customer hereby consents to such recording. Instructions may relate to specific transactions or to types or classes of transactions, and may be in the form of standing instructions.

         The Custodian shall have the right to assume in the absence of notice to the contrary from the Customer that any person whose name is on file with the Custodian pursuant to this Section has been authorized by the Customer to give the Instructions in question and that such authorization has not been revoked. The Custodian may act upon and conclusively rely on, without any liability to the Customer or any other person or entity for any losses resulting therefrom, any Instructions reasonably believed by it to be furnished by the proper person or persons as provided above.

         20. Standard of Care. The Custodian shall be responsible for the performance of only such duties as are set forth herein or contained in Instructions given to the Custodian which are not contrary to the provisions of this Agreement. The Custodian will use reasonable care with respect to the safekeeping of Property in each Account and, except as otherwise expressly provided herein, in carrying out its obligations under this Agreement. So long as and to the extent that it has exercised reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any Property or other property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon, and may conclusively rely on, without liability for any loss resulting therefrom, any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed or furnished by the proper party or parties, including, without limitation, Instructions, and shall be indemnified by the Customer for any losses, damages, costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by the Custodian and arising out of action taken or omitted with reasonable care by the Custodian hereunder or under any Instructions. Without limiting the generality of the foregoing, the Custodian shall not have any duty to make inquiry as to the genuineness of any Instructions furnished by any person authorized as provided above and shall be fully protected in relying on any Instructions furnished by any person signing as, holding or identifying himself or herself as, or stating that he or she is, a person who has been so authorized The Custodian shall be liable to the Customer for any act or omission to act of any Subcustodian to the same extent as if the Custodian committed such act itself, provided notwithstanding the foregoing, the Custodian shall not be liable for any losses due to the insolvency of a Subcustodian as long as it has exercised reasonable care in the selection of such Subcustodian.. With respect to a U.S. Securities System, the Custodian shall only be responsible or liable for losses arising from employment of such Securities System caused by the Custodian's own failure to exercise reasonable care. With respect to the placement and maintenance of Customer's Foreign Assets with a non-U.S. Securities System, the Custodian shall only be responsible or liable for losses caused by its failure to comply with
Section 10(c) of this Agreement. With respect to the placement and maintenance of Customer's Foreign Assets with a non-U.S. Subcustodian, the Custodian shall only be responsible or liable for losses caused by its failure to comply with
Section 5(b) of this Agreement. In the event of any loss to the Customer by reason of the failure of the Custodian or a Subcustodian to utilize reasonable care (or any other standard of care provided for in this Agreement), the Custodian shall be liable to the Customer to the extent of the Customer's actual damages at the time such loss was discovered without reference to any special conditions or circumstances. In no event shall the Custodian be liable for any consequential or special damages. The Custodian shall be entitled to rely, and may act, on advice of counsel (who may be counsel for the Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

         In the event the Customer utilizes an electronic or other similar system to communicate with Custodian for any purpose, including, without limitation, the furnishing of Instructions, the Customer shall be fully responsible for the security of the connecting terminal utilized by Customer, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards with respect thereto and agrees to defend and indemnify the Custodian and hold the Custodian harmless from and against any and all losses, damages, costs and expenses (including the fees and expenses of counsel) incurred by the Custodian as a result of any improper or unauthorized use of such terminal. Should the Customer authorize, in accordance with the terms hereof, any agent to communicate with Custodian and such agent utilizes any such system to so communicate, the Customer shall be responsible for the use of such system and shall defend, indemnify and hold harmless Custodian for such use to the same extent as if such system were being used by the Customer to communicate with the Custodian. In the event Customer or any agent authorized pursuant to the terms hereof, accesses Account information via a Website, Customer confirms that it is aware that communications over the internet cannot be guaranteed to be secure and that there is a risk that information displayed via the internet or contained within any communication made over the internet, including potentially confidential information, may be intercepted, lost, destroyed or delayed in display or transmission. Customer specifically agrees that the Custodian shall have no liability whether in contract, tort or otherwise for any direct, indirect or consequential loss or damage which may be suffered by Customer or any agent in connection with access made to Account information via a Website.

         All collections of funds or other property paid or distributed in respect of Securities in an Account, including funds involved in third-party foreign exchange transactions, shall be made at the risk of the Customer.

         Subject to the exercise of reasonable care, the Custodian shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Custodian or by a Subcustodian of any payment, redemption or other transaction regarding Securities in each Account in respect of which the Custodian has agreed to take action as provided in Section 3 hereof. The Custodian shall not be liable for any loss, liability, claim or expense resulting from, or caused by, anything which is a part of Country Risk (as described in Section 5 hereof) or acts of governmental authorities (whether de jure or de facto), including in each case, without limitation, (i) nationalization, expropriation, and the imposition of currency restrictions; devaluations of or fluctuations in the value of currencies; changes in laws and regulations applicable to the banking or securities industry; (ii) market conditions that prevent the orderly execution of securities transactions or affect the value of Property or the inability of a local clearing and settlement system to settle transactions for reasons beyond the control of the Custodian;
(iii) acts of war, terrorism, insurrection or revolution; strikes or work stoppages; or (iv) hurricane, cyclone, earthquake, volcanic eruption, nuclear fusion, fission or radioactivity, or other acts of God.

         The Custodian shall have no liability in respect of any loss, damage or expense suffered by the Customer, insofar as such loss, damage or expense arises from the performance of the Custodian's duties hereunder by reason of the Custodian's reliance upon records that were maintained for the Customer by entities other than the Custodian prior to the Custodian's employment under this Agreement.

         The provisions of this Section shall survive termination of this Agreement.

         21. Investment Limitations and Legal or Contractual Restrictions or Regulations. The Custodian shall not be liable to the Customer and the Customer agrees to indemnify the Custodian and its nominees, for any loss, damage or expense suffered or incurred by the Custodian or its nominees arising out of any violation of any investment restriction or other restriction or limitation applicable to the Customer or any Portfolio pursuant to any contract or any law or regulation. The provisions of this Section shall survive termination of this Agreement.

         22. Fees and Expenses. The Customer agrees to pay to the Custodian such compensation for its services pursuant to this Agreement as may be mutually agreed upon in writing from time to time and the Custodian's reasonable out-of-pocket or incidental expenses in connection with the performance of this Agreement, including (but without limitation) legal fees as described herein and/or deemed necessary in the judgment of the Custodian to keep safe or protect the Property in the Account. The initial fee schedule is attached hereto as Exhibit D. Such fees will not be abated by, nor shall the Custodian be required to account for, any profits or commissions received by the Custodian in connection with its provision of custody services under this agreement. The Customer hereby agrees to hold the Custodian harmless from any liability or loss resulting from any taxes or other governmental charges, and any expense related thereto, which may be imposed, or assessed with respect to any Property in an Account and also agrees to hold the Custodian, its Subcustodians, and their respective nominees harmless from any liability as a record holder of Property in such Account. The Custodian is authorized to charge the applicable Account for such items and the Custodian shall have a lien on the Property in the applicable Account for any amount payable to the Custodian under this Agreement, including but not limited to amounts payable pursuant to Section 17 and pursuant to indemnities granted by the Customer under this Agreement. Indemnities provided in this Agreement for Custodian's costs and expenses shall include the fees and expenses of counsel to enforce the provisions of this Agreement. The provisions of this Section shall survive the termination of this Agreement.

         23. Tax Reclaims. With respect to withholding taxes deducted and which may be deducted from any income received from any Property in the Account, the Custodian shall perform such services with respect thereto as are described in Exhibit C attached hereto and shall in connection therewith be subject to the standard of care set forth in such Exhibit. Such standard of care shall not be affected by any other term of this Agreement.

         24. Amendment, Modifications, etc. No provision of this Agreement may be amended, modified or waived except in a writing signed by the parties hereto. No waiver of any provision hereto shall be deemed a continuing waiver unless it is so designated. No failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

         25. Termination. (a) Termination of Entire Agreement. This Agreement may be terminated by the Customer or the Custodian by ninety (90) days' written notice to the other; provided that notice by the Customer shall specify the names of the persons to whom the Custodian shall deliver the Securities in each Account and to whom the Cash in such Account shall be paid. If notice of termination is given by the Custodian, the Customer shall, within ninety (90) days following the giving of such notice, deliver to the Custodian a written notice specifying the names of the persons to whom the Custodian shall deliver the Securities in each Account and to whom the Cash in such Account shall be paid. In either case, the Custodian will deliver such Property to the persons so specified, after deducting therefrom any amounts which the Custodian determines to be owed to it hereunder. In addition, the Custodian may in its discretion withhold from such delivery such Property as may be necessary to settle transactions pending at the time of such delivery. The Customer grants to the Custodian a lien and right of setoff against the Account and all Property credited to or held therein from time to time in the full amount of the foregoing obligations. If within ninety (90) days following the giving of a notice of termination by the Custodian, the Custodian does not receive from the Customer a written notice specifying the names of the persons to whom the Custodian shall deliver the Securities in each Account and to whom the Cash in such Account shall be paid, the Custodian, at its election, may deliver such Securities and pay such Cash to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or may continue to hold such Securities and Cash until a written notice as aforesaid is delivered to the Custodian, provided that the Custodian's obligations shall be limited to safekeeping.

         (b) Termination as to One or More Portfolios. This Agreement may be terminated by the Customer or the Custodian as to one or more Portfolios (but less than all of the Portfolios) by delivery of an amended Exhibit A deleting such Portfolios, in which case termination as to such deleted Portfolios shall take effect ninety (90) days after the date of such delivery, or such earlier time as mutually agreed. The execution and delivery of an amended Exhibit A which deletes one or more Portfolios shall constitute a termination of this Agreement only with respect to such deleted Portfolio(s), shall be governed by the preceding provisions of Section 25(a) as to the identification of a successor custodian and the delivery of Cash and Securities of the Portfolio(s) so deleted to such successor custodian, and shall not affect the obligations of the Custodian and the Customer hereunder with respect to the other Portfolios set forth in Exhibit A, as amended from time to time.

         (c) Termination as to Delegated Authority as Foreign Custody Manager. The authority delegated to the Custodian to act as Foreign Custody Manager under
Section 5 hereof, may be terminated by the Customer or the Custodian as to one or more or all jurisdictions where Foreign Assets are maintained by ninety (90) days' written notice to the other, provided that such termination shall only be a termination as to such delegated duties and shall not affect the obligations of the Custodian and the Customer hereunder with respect to the other duties specified herein, provided further, that if the Custodian's responsibilities as Foreign Custody Manager are being terminated with respect to some but not all jurisdictions, the terminated jurisdiction or jurisdictions shall be set forth in the notice of termination..

         26. Notices. Except as otherwise provided in this Agreement, all requests, demands or other communications between the parties or notices in connection herewith (a) shall be in writing, hand delivered or sent by registered mail, telex or facsimile addressed to such address as shall have been furnished by the receiving party pursuant to the provisions hereof and (b) shall be deemed effective when received, or, in the case of a facsimile transmission confirmed as received by the Custodian, or in the case of a telex, when sent to the proper number and acknowledged by a proper answerback. In addition to the forms of notices and other communications permitted above, it is hereby agreed that any such notices and other communications may be sent by electronic mail ("e mail") to addresses specified by the parties for such purpose. Each party hereby acknowledges and agrees that it is strictly responsible for the maintenance of security for any terminal from which such party's e mails are sent, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards with respect thereto. Each party has furnished to the other party a list of persons who are authorized to send e mail notices and communications on behalf of such party in connection with this Agreement. Each receiving party may treat all notices and other communications issued by or over the name of any such authorized person as having been issued by the party whose list of authorized persons contains the name of such person. The parties hereto further understand that e mail communications cannot be made completely secure, and that third parties may be able to intercept or alter messages sent by e mail and that no party hereto shall be liable for acting in reliance on any e mail notice or communication which has been altered prior to receipt or for the non receipt of e mail notices or communications which have been intercepted. Subject to the foregoing, each party hereto may rely on and act upon any e mail notice or communication furnished by any other party to such party as a notice or communication under this Agreement and in doing so shall be subject to and entitled to the benefits of all of the provisions of this Agreement, including, without limitation, any indemnification and limitation of liability provisions contained herein.

         27. Several Obligations of the Portfolios. With respect to any obligations of the Customer on behalf of each Portfolio and each of its related Accounts arising out of this Agreement, the Custodian shall look for payment or satisfaction of any obligation solely to the assets and property of the Portfolio and such Accounts to which such obligation relates as though the Customer had separately contracted with the Custodian by separate written instrument with respect to each Portfolio and its related Accounts.

         28. Security for Payment. To secure payment of all obligations due hereunder, the Customer hereby grants to the Custodian a continuing security interest in and right of setoff against each Account and all Property held therein or credited thereto from time to time in the full amount of such obligations; provided that, if there is more than one Account and the obligations secured pursuant to this Section can be allocated to a specific Account or the Portfolio related to such Account, such security interest and right of setoff will be limited to Property held for that Account only and its related Portfolio. Should the Customer fail to pay promptly any amounts owed hereunder, the Custodian shall be entitled to use available Cash credited to the Account or applicable Account, as the case may be, and to dispose of Securities credited to the Account or such applicable Account as is necessary. In any such case and without limiting the foregoing, the Custodian shall be entitled to take such other actions or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor under the New York Uniform Commercial Code or any other applicable law.

         29. Representations and Warranties.

         (a)  The Customer hereby represents and warrants to the Custodian that:

                  (i) the employment of the Custodian and the allocation of fees, expenses and other charges to any Account as herein provided, is not prohibited by law or any governing documents or contracts to which it is subject;

                  (ii) the terms of this Agreement do not violate any obligation by which it is bound, whether arising by contract, operation of law or otherwise;

                  (iii) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon it and each Portfolio in accordance with its terms; and

                  (iv) it will deliver to the Custodian a duly executed Secretary's Certificate in the form of Exhibit E hereto or such other evidence of such authorization as the Custodian may reasonably require, whether by way of a certified resolution or otherwise.

         (b)  The Custodian hereby represents and warrants to the Customer that:

                  (i) the terms of this Agreement do not violate any obligation by which it is bound, whether arising by contract, operation of law or otherwise;

                  (ii) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon it in accordance with its terms;

                  (iii) it will deliver to the Customer such evidence of such authorization as the Customer may reasonably require, whether by way of a certified resolution or otherwise; and

                  (iv) Custodian is qualified as a custodian under Section 26(a) of the 1940 Act and warrants that it will remain so qualified or upon ceasing to be so qualified shall promptly notify the Customer in writing.

         30. Governing Law and Successors and Assigns. This Agreement shall be governed by the law of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Custodian.

         31. Publicity. Customer shall furnish to Custodian at its office in any manner referred to in Section 26 above, prior to any distribution thereof, copies of any material prepared for distribution to any persons who are not parties hereto that refer in any way to the Custodian. Customer shall not distribute or permit the distribution of such materials if Custodian reasonably objects in writing within ten (10) business days of receipt thereof (or such other time as may be mutually agreed) after receipt thereof. The provisions of this Section shall survive the termination of this Agreement.

         32. Representative Capacity and Binding Obligation. A copy of the Declaration of Trust of the Customer is on file with The Secretary of the State of Delaware, and notice is hereby given that this Agreement is not executed on behalf of the Trustees of the Customer as individuals, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Customer individually but are binding only upon the assets and property of the Portfolios.

         The Custodian agrees that no shareholder, trustee or officer of the Customer may be held personally liable or responsible for any obligations of the Customer arising out of this Agreement.

         33. Submission to Jurisdiction. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and the Customer irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum.

         34. Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by any bank or other regulatory examiner of the Custodian, Customer, or any Subcustodian, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. The provisions of this Section shall survive the termination of this Agreement.

         35. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision of this Agreement.

         36. Entire Agreement. This Agreement together with any Exhibits attached hereto, contains the entire agreement between the parties relating to the subject matter hereof and supersedes any oral statements and prior writings with respect thereto.

         37. Headings. The headings of the paragraphs or Sections hereof are included for convenience of reference only and do not form a part of this Agreement.

         38. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties hereto.

         IN WITNESS WHEREOF, each of the parties has caused its duly authorized signatories to execute this Agreement as of the date first written above.


                                             SCUDDER RREEF SECURITIES TRUST


                                             By: /s/ William Glavin
                                                 -----------------------------
                                             Name: William Glavin
                                             Title:  President



                                             DEUTSCHE BANK TRUST
                                             COMPANY AMERICAS


                                             By: /s/ Ian Shaw
                                                 -----------------------------
                                             Name:  Ian Shaw
                                             Title: Vice President

                                    EXHIBIT A



         To Custodian Agreement dated as of September 3, 2002, between Deutsche Bank Trust Company Americas and Scudder RREEF Securities Trust.


                               LIST OF PORTFOLIOS


         The following is a list of Portfolios referred to in the first WHEREAS clause of the above-referred to Custodian Agreement. Terms used herein as defined terms unless otherwise defined shall have the meanings ascribed to them in the above-referred to Custodian Agreement.




Scudder RREEF Real Estate Securities Fund






                                              SCUDDER RREEF SECURITIES TRUST


                                             By: /s/ William Glavin
                                                 -----------------------------
                                             Name: William Glavin
                                             Title:  President



                                             DEUTSCHE BANK TRUST
                                             COMPANY AMERICAS


                                             By: /s/ Ian Shaw
                                                 -----------------------------
                                             Name:  Ian Shaw
                                             Title: Vice President

                                    EXHIBIT B

To Custodian Agreement dated as of September 3, 2002 between Deutsche Bank Trust Company Americas and Scudder RREEF Securities Trust.

                                  PROXY SERVICE


                  ADP Global Proxy Services Corporation ("GPSC") provides Deutsche Bank Trust Company Americas's clients with a service for the transmission of corporate communications in connection with shareholder meetings relating to securities held or maintained in Euroclear and the following countries:


         Argentina                          Malaysia
         Australia                          Mexico
         Austria                            Netherlands
         Canada                             New Zealand
         Finland                            Pakistan
         France                             Singapore
         Germany                            South Africa
         Greece                             Spain
         Hong Kong                          Sri Lanka
         Indonesia                          Sweden
         Ireland                            Switzerland  (only bearer shares)
         Italy                              United Kingdom
         Japan                              United States
         Korea                              Venezuela



         GPSC will provide a notice to you indicating the deadline for receipt of your instructions to enable the voting process to take place effectively and efficiently. However, voting procedures will vary from market-to-market. If voting instructions are not timely received, Deutsche Bank Trust Company Americas shall have no liability or obligation to take any action.

         GPSC also has the ability to act upon standing instructions with respect to routine items. Your proxy instructions provided to GPSC can provide that

         (a) all proxies must have your signature;

         (b) GPSC may vote proxies in accordance with your standing instructions but must send a copy for your files, or

         (c) same as above but no file copy is required.

         Please contact your Investment Assistant for more information on these options.

         GPSC's process for transmitting and translating meeting agendas is as follows:

         1) If the meeting agenda is not provided by the issuer in the English language, and if the language of such agenda is in the official language of the country in which the related security is held, GPSC will as soon as practicable after receipt of the original meeting agenda by a Sub-Custodian provide an English translation prepared by that Sub-Custodian.

         2) If an English translation of the meeting agenda is furnished, the local language agenda will not be furnished unless requested.

         Translations will be free translations prepared by the Sub-Custodian and neither Deutsche Bank Trust Company Americas, GPSC, nor any Sub-Custodian will be liable or held responsible for the accuracy thereof or any direct or indirect consequences arising therefrom, including without limitation arising out of any action taken or omitted to be taken based thereon.

         For the United States and Canada, the term "corporate communications" means the proxy statements or meeting agenda, proxy cards, annual reports and any other meeting materials received by Deutsche Bank Trust Company Americas or its Sub-Custodian. For countries other than the United States and Canada, the term "corporate communications" means the meeting agenda only or an English translation thereof and does not include any meeting circulars, proxy statements or any other corporate communications furnished by the issuer in connection with such meeting. Non-meeting related corporate communications are not included in the transmission service. If requested, Deutsche Bank Trust Company Americas will, on a reasonable efforts basis, endeavor to obtain any additional corporate communications not included within the term "corporate communications" as defined above, and provide them in the form obtained.

         If Deutsche Bank Trust Company Americas, or any Sub-Custodian, incurs expenses beyond mailing in a proxy or other form of written instruction in exercising voting rights related to any securities held in markets or the depository set forth above (e.g., physical presence is required at a meeting and/or travel expenses are incurred), or if Deutsche Bank Trust Company Americas incurs expenses in exercising voting rights with respect to securities not held in such markets or depository or otherwise incurs expenses in accordance with the preceding paragraph, such expenses will be reimbursed out of the account containing such securities unless other arrangements have been made for reimbursement.

         For securities held in markets or in transnational depositories other than those set forth above, neither Deutsche Bank Trust Company Americas nor GPSC will furnish corporate communications or translations of corporate communications or seek voting instructions. However, if requested to exercise voting rights at a specific meeting, Deutsche Bank Trust Company Americas may agree from time to time to do so on a reasonable efforts basis without any assurance that such rights will be so exercised at such meeting.

         We continue to be committed to expanding our service and are endeavoring to add additional markets.

                                    EXHIBIT C

To Custodian Agreement dated as of September 3, 2002 between Deutsche Bank Trust Company Americas and Scudder RREEF Securities Trust.


                                  TAX RECLAIMS


         Pursuant to Section 23 of the above referred to Custodian Agreement, the Custodian shall perform the following services with respect to withholding taxes imposed or which may be imposed on income from Property in the Account in certain countries. Terms used herein as defined terms shall unless otherwise defined have the meanings ascribed to them in the above referred to Custodian Agreement.

                  Summary

         The Custodian provides a tax reclaim service which consists of assisting those global custody clients referred to below in processing applications for tax reclaims or exemptions as more fully described below with respect to income received by such clients from investments in certain countries in which we provide global custody services for such clients.(1)

         Scope

         The tax reclaim service provided by the Custodian consists of the following: (i) assisting clients in processing applications to the taxing authorities in the applicable jurisdictions for an exemption from, or reduction in the rates of, withholding taxes on investment income (dividends and interest) at source and/or (ii) assisting clients in processing applications to the taxing authorities in the applicable jurisdictions to recover taxes which have been withheld at source from investment income (dividends and interest) at rates in excess of the applicable treaty rates. Any amounts received as a result of engaging in the foregoing process are posted to a client's account upon receipt. The Custodian will use reasonable efforts in pursuing the reclaim process for its clients but shall not be required to institute any legal or administrative proceedings against any person in connection therewith.

         The tax reclaim service is provided only to global custody clients that are direct contractual counterparties with the Custodian and are also the sole beneficial owners of the investments held in custody by the Custodian. Accordingly, the tax reclaim service is not provided to wholesale relationships where the investments reflected in a client's account belong to more than one beneficial owner. In addition, investment funds including collective investment vehicles may not qualify for reduced withholding under an income tax treaty as a result


--------
(1) The tax reclaim service is provided with respect to investments in any country that has a double tax treaty with the country of residence of a client or where special laws apply to such client in the jurisdiction in which such investments are made.

         of a "limitations on benefit" article contained in a treaty or a legal position taken by the taxing authority. When such is the case, the investment fund will be treated as a wholesale relationship in the tax jurisdiction and no tax reclaim service will be provided. Note, in certain instances, where the taxing authority has not made a final determination on the tax status of an investment fund, protective tax reclaims should still be filed in the name of the investment fund.

         At the onset of a new relationship, a client, if it wishes to avail itself of the Custodian's tax reclaim service, must furnish the Custodian with a certification that the client's account qualifies as a resident entitled to treaty benefits for each jurisdiction in which its assets are held (or intended to be held). Upon receipt of such certification and based on information available to the Custodian from the sources set forth below, the Custodian will inform the client of the documentation and other requirements at the onset and as they may change over time to reclaim taxes in excess of treaty rates in the various jurisdictions. In addition, if the Custodian becomes aware that an exemption from withholding at source can be obtained, the Custodian will advise as to the documentation and other requirements to obtain such an exemption. It is important to note that the Custodian's work in the tax reclaim area cannot begin until the Custodian receives from its clients properly completed documentation and any other materials needed to be furnished by the income recipient. The Custodian is entitled to rely, without liability, on the information furnished by clients with respect to its tax position or status in any jurisdiction and on information furnished by clients in the documentation and other materials required for the application process. If the availability of a tax exemption in a jurisdiction is unclear, the Custodian will not submit a certificate claiming an exemption on behalf of a client unless the client provides appropriate documentation that substantiates that the client has been granted an exemption by the tax authority.

         In connection with providing the foregoing services, the Custodian shall be entitled to apply categorical treatment to the account according to nationality, the particulars of the organization and other relevant details that shall be supplied by the client. It shall be the client's duty to inform the Custodian of any change in the organization, domicile or other relevant fact concerning tax treatment of the account and further to inform the Custodian if the client is or becomes the beneficiary of any special ruling or treatment not applicable to the general nationality and category or entity of which it is a party under general laws and treaty provisions. The Custodian may rely on any such information provided by the client.

         In providing its services, the Custodian works closely with its Sub-Custodians, local tax offices, and international tax authorities. In connection with providing the foregoing services, the Custodian may also rely on professional tax services published by a major international accounting firm and/or advice received from a Sub-Custodian in the jurisdictions in question. In addition, the Custodian may seek the advice of counsel or other professional tax advisers in such jurisdictions. The Custodian is entitled to rely, and may act, on information set forth in such services and on advice received from a Sub-Custodian, counsel or other professional tax advisers and shall be without liability to any client for any action reasonably taken or omitted pursuant to information contained in such services or such advice.

         Clients should note that reclaim collection times will vary from market to market and may take an extended period of time due to the processing required at local government tax offices. In addition, in certain markets including Italy and Spain, our Sub-Custodians may deduct charges from the reclaim amounts to cover the personalized assistance they provide in the process.

                                    EXHIBIT D

         To Custodian Agreement dated as of September 3, 2002 between Deutsche Bank Trust Company Americas and Scudder RREEF Securities Trust.

                             US CUSTODY FEE SCHEDULE

         SAFEKEEPING CHARGES

                ==============================================================================
                Country                       Assets Under Custody           Annual
                                                                            Asset Fee
                ------------------------------------------------------------------------------
                United States                All Assets             0.25 Basis Point
                ==============================================================================

         TRANSACTION CHARGES

                ------------------------------------------------------------------------------
                Transaction Type*                                    Cost per Transaction
                ------------------------------------------------------------------------------
                DTC ID Affirmed                                           $6
                ------------------------------------------------------------------------------
                DTC Manual / Non ID                                       $8
                ------------------------------------------------------------------------------
                Federal Book Entry                                       $10
                ------------------------------------------------------------------------------
                PTC                                                      $10
                ------------------------------------------------------------------------------
                Physicals                                                $25
                ------------------------------------------------------------------------------
                Maturities (Depository)                                  $10
                ------------------------------------------------------------------------------
                Maturities (Physical)                                    $20
                ------------------------------------------------------------------------------
                P&I Payments (Book Entry)                                 $3
                ------------------------------------------------------------------------------
                P&I Payments (Physical)                                  $10
                ------------------------------------------------------------------------------
                Fed Wires (from Custody account)                         $10
                ------------------------------------------------------------------------------
                Fed Wires Received                                        $8
                ------------------------------------------------------------------------------
                Free Receives and Delivers                               $10
                ------------------------------------------------------------------------------
                Futures Transactions                                     $20
                ------------------------------------------------------------------------------
                Options Open /Close Position                             $20
                ------------------------------------------------------------------------------
                SHE (Shares Held Elsewhere) Trades                       $20
                ------------------------------------------------------------------------------

         NOTES
                  o Domestic Securities accounts utilize actual settlement and are subject to the guidelines indicated in the Custodian's Policies and Standards manual.

                  o        Out-of-pocket expenses are borne by the client.
                           Out-of-pocket expenses include but are not necessarily limited to: stamp charges, duties, application and/or registration fees incurred outside of the United States, the cost of building and/or setting up an interface with your (i) investment managers, or (ii) other vendors, as well as postage and legal fees. These charges are passed on at cost.

                  o         This fee schedule does not include the
                            costs of any cash accounts or services which the Customer may determine it requires. These and any other unanticipated services will be quoted separately.

This Exhibit D shall be amended upon delivery by the Custodian of a new Exhibit D to the Customer and acceptance thereof by the Customer and shall be effective as of the date of acceptance by the Customer or a date agreed upon between the Custodian and the Customer.


Dated as of: September 3, 2002               SCUDDER RREEF SECURITIES TRUST


                                             By: /s/ William Glavin
                                                 -----------------------------
                                             Name: William Glavin
                                             Title:  President



                                             DEUTSCHE BANK TRUST
                                             COMPANY AMERICAS


                                             By: /s/ Ian Shaw
                                                 -----------------------------
                                             Name:  Ian Shaw
                                             Title: Vice President

                                    EXHIBIT E

                        RREEF Real Estate Securities Fund
                          Certificate of the Secretary

                  I, Daniel O. Hirsch, hereby certify that I am the Secretary of RREEF Securities Trust, a business trust organized under the laws of the State of Delaware (the "Company"), and as such I am duly authorized to, and do hereby, certify that:

                  1. Organizational Documents. The Company's organizational documents, and all amendments thereto, have been filed with the appropriate governmental officials of the State of Delaware, the Company continues to be in existence and is in good standing, and no action has been taken to repeal such organizational documents, the same being in full force and effect on the date hereof.

                  2. Bylaws. The Company's Bylaws have been duly adopted and no action has been taken to repeal such Bylaws, the same being in full force and effect.

                  3. Resolutions. Resolutions have been duly adopted on behalf of the Company, which resolutions (i) have not in any way been revoked or rescinded, (ii) have been in full force and effect since their adoption, to and including the date hereof, and are now in full force and effect, and (iii) are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein, including, without limitation, confirming that the Company is duly authorized to enter into a certain custody agreement with Deutsche Bank Trust Company Americas (the "Agreement"), and that certain designated officers, including those identified in paragraph 4 of this Certificate, are authorized to execute said Agreement on behalf of the Company, in conformity with the requirements of the Company's organizational documents, Bylaws, and other pertinent documents to which the Company may be bound.

                  4. Incumbency. The following named individuals are duly elected (or appointed), qualified, and acting officers of the Company holding those offices set forth opposite their respective names as of the date hereof, each having full authority, acting individually, to bind the Company, as a legal matter, with respect to all matters pertaining to the Agreement, and to execute and deliver said Agreement on behalf of the Company, and the signatures set forth opposite the respective names and titles of said officers are their true, authentic signatures:


                  Name                      Title                      Signature
                  ----                      -----                      ---------
                  William Glavin            President                  /s/ William Glavin

                  Daniel O. Hirsch          Secretary                  /s/ Daniel O. Hirsch

                  Bruce A. Rosenblum        Assistant Secretary        /s/ Bruce Rosenblum

                  IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of September, 2002.

                                            By:    /s/ Daniel O. Hirsch
                                                   ------------------------
                                            Name:  Daniel O. Hirsch
                                            Title: Secretary

                  I, Bruce A. Rosenblum, Assistant Secretary of the Company, hereby certify that on this 3rd day of September, 2002, Daniel O. Hirsch is the duly elected Secretary of the Company and that the signature above is his genuine signature.


                                            By: /s/ Bruce Rosenblum
                                                ---------------------------
                                            Name:  Bruce A. Rosenblum
                                            Title: Assistant Secretary

                                    EXHIBIT F


                  CASH MANAGEMENT ADDENDUM (this "Addendum") to the CUSTODIAN AGREEMENT (the "Agreement") between DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Custodian") and SCUDDER RREEF SECURITIES TRUST (the "Customer").

                  WHEREAS, the Custodian will provide cash management services to the Customer, and the Custodian and the Customer desire to confirm their understanding with respect to such services;

                  NOW, THEREFORE, the Custodian and the Customer agree as follows:

                  1. Until the Custodian receives Instructions to the contrary, the Custodian will (a) hold with Subcustodians, in deposit accounts maintained for the benefit of the Custodian's clients, all Cash received for the Account,
(b) credit such interest, if any, on Cash in the Account as the Custodian shall from time to time determine and (c) receive compensation out of any amounts paid by Subcustodians in respect of Cash in the Account.

                  2. The Custodian may (on an overnight or other short-term basis) move certain, or all, currencies of Cash in the Account from any Subcustodian and place it, as deposits or otherwise, with one or more other Subcustodians (including branches and affiliates of the Custodian). The Custodian will notify the Customer of any placement procedures it implements and will move Cash in accordance with such procedures until it notifies the Customer otherwise or receives Instructions to the contrary. The Custodian may credit interest and receive compensation as described in 1 above with respect to any Cash moved. If any Cash is held in an investment fund managed by Deutsche Bank Trust Company Americas, it will notify the fund (as opposed to the Customer) as provided herein with respect to such Cash.

                  3. The Customer acknowledges that it has received and reviewed the current policies of the Custodian regarding cash management services, which are attached to this Addendum.

                  4. Capitalized terms used but not defined in this Addendum are used with the respective meanings assigned to them in the Agreement.

                  IN WITNESS WHEREOF, this Addendum has been executed as of the date of the Agreement.

                                                  DEUTSCHE BANK TRUST COMPANY
                                                  AMERICAS

                                                  By: /s/ Ian Shaw
                                                      --------------------------


                                                  SCUDDER RREEF SECURITIES TRUST

                                                  By: /s/ William Glavin
                                                      --------------------------

                     Global Custody Cash Management Program



                  In the Global Custody cash management program, currencies on which Deutsche Bank Trust Company Americas pays interest are divided into two categories: (1) currencies on which we pay interest based on a market benchmark rate for overnight deposits, and (2) currencies on which we pay interest based on a rate paid by the London branch of Deutsche Bank AG or the local subcustodian.

                  Currencies on which we pay interest based on a market benchmark rate for overnight deposits (which we call "Benchmark Rate Currencies"):

        o For each of these currencies, the interest rate we pay is based on a specific market benchmark (such as Effective Fed Funds) and is calculated by taking an average of the benchmark rate and subtracting a spread. (See Schedule A)

        o         Currently, the only Benchmark Rate Currency is the U.S.
                  Dollar. Over time we will be considering additional currencies to include in this category.

        o Operationally, most balances in U.S. Dollars are swept overnight into deposits at the Nassau branch of Deutsche Bank Trust Company Americas. Where you have selected a short-term investment fund, your U.S. Dollar balances in the U.S. will be swept overnight in accordance with your instructions.

                  Currencies on which we pay interest based on a rate paid by the London branch of Deutsche Bank AG or the local subcustodian (which we call "Base Rate Currencies"):

        o For each of these currencies, the interest rate we pay is based on the rate paid by the London branch of Deutsche Bank AG or the local subcustodian on overnight deposits in the currency. In either case, interest is calculated by using the overnight rate (which will be the actual overnight, a weekly average, monthly average rate, depending on the month and currency) and subtracting a spread. (See Schedule A)

        o Currencies that are part of the sweep program will earn interest based on the base rate, which will be the higher of the rate offered by the London branch of Deutsche Bank AG or the local subcustodian.

        o Currencies that are not part of the sweep program will generally earn interest based on the rate paid by the local subcustodian. We may at times be able to sweep certain currency balances into deposits of Deutsche Bank AG's London branch in order to be able to earn a higher rate for you. On those days, any such currency will be treated as part of the sweep program, and you will earn interest on all of your balances in that currency at the higher rate for that day.

        o Currently, there are 30 Base Rate Currencies, 10 of which are included in our sweep program to the London branch of Deutsche Bank AG.

        o Operationally, most balances in Base Rate Currencies that are part of our sweep program are swept overnight into deposits at the London branch of Deutsche Bank AG, while balances in Base Rate Currencies that are not part of our sweep program remain with the local subcustodian.

                  For each currency on which we pay interest:

        o We will notify you periodically in writing of changes in spreads and updates to the cash management program. These program updates also will be available through Global Custody Flash Notices.

        o For markets where we maintain one or more omnibus cash accounts, you earn interest at the calculated rate on your entire contractual balance without any action on your part and without any minimum balance requirements. This is the case regardless of whether we are able to invest your balances at or near the applicable benchmark or base rate and regardless of whether your contractual balance may exceed your actual balance.

        o For markets where we maintain one or more omnibus cash accounts, the minimum rate paid is 0.50%, except for the Japanese Yen (for which the minimum rate of 0.05% has been suspended for the time being due to market conditions) and the Singapore Dollar (for which the minimum rate is 0.25%). Please note that this is also subject to change as appropriate for any currency. Notwithstanding the foregoing, in no event will interest be negative.

        o For the currencies of "client specific markets," those markets where for regulatory or other reasons we do not maintain omnibus accounts for client cash, on which we pay credit interest (which at this time are the Hungarian Forint, Israeli Shekel, Polish Zloty, Korean Won and Taiwanese Dollar), we will no longer be taking a spread for providing interest on cash balances. The credit interest you earn on overnight balances will be based on actual balances, as opposed to contractual balances, and the minimum credit interest rate will no longer be applied.

        o You will have continuous access through Globe*View, BTWorld, or Globe*Link or other agreed electronic on-line system to the interest rate earned during the previous "rate averaging period". Because we may use weekly or monthly average rates to calculate the interest you earn, we do not know the actual interest rate until the weekly or monthly period is completed.

        o Our program generally requires that overnight balances in each currency remain with (or are swept to) a subcustodian we designate for that currency. Nevertheless, we pay our stated rate of interest on any balances that, because of transactions in your account, are held overnight with an alternate subcustodian if we receive interest on that currency from that subcustodian. If the alternate subcustodian does not pay interest, however, these balances are excluded from our program.

        o For swept currencies, from time to time we may not be able to sweep the full amount of your balances to the London branch of Deutsche Bank AG because of operational constraints or because your balance on a contractual basis temporarily exceeds your actual balance. You will, however, always receive credit for interest based on your entire contractual balance. To the extent you would have earned a lower rate on balances not swept, we will make up the difference. To the extent that actual balances are higher than contractually posted balances due to purchase fails or otherwise, we will retain the interest earned as compensation.

        o The effective rate we pay on overnight balances will generally differ from the effective rate we receive (whether from the London branch of Deutsche Bank AG or the local subcustodian). Any difference between the effective rate we receive and the effective rate we pay (which may be positive or negative, but is generally positive) is kept by us and covers our fee for running the cash management program and the related costs we absorb.

                  Obviously, there will be currencies on which we will not pay interest because of local regulations, insufficient scale, or other reasons. However, we hope to identify additional currencies where we can begin paying interest and we will announce those to you as soon as practical.

                  Currently most cash balances in our overnight sweep program are swept into deposits at the London branch of Deutsche Bank AG. We reserve the right to utilize other branches or affiliates for the overnight sweep program. In the event of such change, we will notify you in writing, which may be through Global Custody Flash Notice.

                  As you know, overdrafts are not permitted in the normal course of business in any currency. Should they occur in any currency, your account will be charged a fee to settle transactions in advance of receipt of funds. If the overdraft is not promptly cured (and in any event upon the expiration of 30 days) after the investment manager has been notified of the outstanding overdraft, the account's home currency will be used to cure the overdraft and the associated foreign exchange will be done by Deutsche Bank Trust Company Americas at market rates. (Other currencies may be utilized to the extent the home currency is insufficient.) Investment managers that have not cured overdrafts within such period will be deemed to have directed such foreign exchange transaction. Accounts subject to ERISA will be deemed to have engaged in the transaction under the authority of the class exemptions available to qualified professional asset managers and in-house investment managers. To the extent that the overdraft is less than the U.S. dollar equivalent of $50,000, Deutsche Bank Trust Company Americas's foreign exchange desk will bundle the transaction with other small amounts for other clients.


---------------------------- -------------------------------------------- --------------------------------------------
       JURISDICTION                     NAME OF SUBCUSTODIAN                          NAME OF DEPOSITORY
---------------------------- -------------------------------------------- --------------------------------------------
Argentina                    Deutsche Bank S.A., Argentina                (1)  Caja de Valores, S.A.
                                                                          (2)  Central de Registracion y
                                                                               Liquidacion de Instrumentos de
                                                                               Endeudamiento Publico
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Australia                    National Australia Bank Limited, Melbourne   (1)  Austraclear Limited
                                                                          (2)  The Clearing House Electronic
                                                                               Sub-Register System
                                                                          (3)  The Reserve Bank Information and
                                                                               Transfer System
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Austria                      Bank Austria Creditanstalt AG, Vienna        Wertpapiersarmmelbank bei der
                                                                          Oesterreichische Kontrollbank AG
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Bangladesh                   Standard Chartered Bank, Dhaka               None
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Belgium                      Fortis Bank, Brussels                        (1)  Caisse Interprofessionnelle de Depots
                                                                               et de Virements de Titres S.A.
                                                                          (2)  Banque Nationale de Belgique
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Botswana                     Barclays Bank of Botswana Limited, Gaborone  None
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Brazil                       Citibank, N.A., Sao Paolo                    (1)  Companhia Brasileira de Liquidacao e
                                                                               Custodia
                                                                          (2)  Sistema Especial de Liquidacao e
                                                                               Custodia
                                                                          (3)  CETIP
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Canada                       The Royal Bank of Canada, Toronto            The Canadian Depository for Securities
                                                                          Limited
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Chile                        Citibank, N.A., Santiago                     Deposito Central de Valores S.A.
---------------------------- -------------------------------------------- --------------------------------------------
People's Republic of         Deutsche Bank AG, Hong Kong                  The Shanghai Securities Central Clearing
China-Shanghai                                                            and Registration Corporation
---------------------------- -------------------------------------------- --------------------------------------------
People's Republic of         Deutsche Bank AG, Hong Kong                  The Shenzhen Securities Central Clearing
China-Shenzhen                                                            Co., Ltd
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Colombia                     Cititrust Colombia, S.A., Bogota             (1)  Deposito Central de Valores
                                                                          (2)  Deposito Centralizado de Valores de
                                                                               Colombia
---------------------------- -------------------------------------------- --------------------------------------------


---------------------------- -------------------------------------------- --------------------------------------------
Czech Republic               Ceskoslovenska Obchodni Banka, A.S., Prague  (1)  Stredisko Cennych Papiru
                                                                          (2)  The Czech National Bank
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Denmark                      Danske Bank, Copenhagen                      Vaerdipapircentralen - The Danish
                                                                          Securities Center
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Ecuador                      Citibank, N.A., Quito                        Deposito Centralizado de Valores S.A.
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Egypt                        The National Bank of Egypt, Cairo            The Misr Company for Clearing, Settlement
                                                                          and Central Depository
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Finland                      Nordea Bank Finland Plc, Helsinki            The Finnish Central Securities Depository
                                                                          Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
France                       BNP Paribas Securities Services, Paris       EUROCLEAR FRANCE
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Germany                      Deutsche Bank AG, Frankfurt                  Clearstream Banking AG
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Ghana                        Barclays Bank of Ghana Limited, Accra        None
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Greece                       The National Bank of Greece S.A., Athens     (1) The Central Securities Depository
                                                                              (C.S.D.)
                                                                          (2) Bank of Greece
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Hong Kong                    Deutsche Bank AG, Hong Kong                  (1)  Central Clearing and Settlement System
                                                                          (2)  The Central Money Markets Unit
---------------------------- -------------------------------------------- --------------------------------------------


---------------------------- -------------------------------------------- --------------------------------------------
Hungary                      Citibank, Budapest Rt., Budapest             KELER - The Central Depository and
                                                                          Clearing House (Budapest) Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
India                        Deutsche Bank AG, Mumbai                     (1)  The National Securities
                                                                               Depository Limited
                                                                          (2)  Central Depository Services
                                                                               (India) Limited
                                                                          (3)  Reserve Bank of India
---------------------------- -------------------------------------------- --------------------------------------------
Indonesia                    Deutsche Bank AG, Jakarta                    (1)  Bank Indonesia
                                                                          (2)  PT Kustodian Sentral Efek
                                                                               Indonesia/PT KSEI
---------------------------- -------------------------------------------- --------------------------------------------
Ireland                      Bank of Ireland Securities Services, Dublin  (1)  The Central Bank of Ireland
                                                                               Securities Settlements Office
                                                                          (2)  CRESTCo Limited
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Israel                       Bank Leumi Le-Israel B.M., Tel Aviv          The Clearing House of The Tel Aviv Stock
                                                                          Exchange
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Italy                        IntesaBci S.p.A., Milan                      Monte Titoli, S.p.A.

---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Japan                        The Sumitomo Mitsui Banking Corporation,     (1)  The Japan Securities Depository Center
                             Ltd., Tokyo                                  (2)  The Bank of Japan
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Jordan                       Arab Bank, PLC, Amman                        Jordan Securities Depository Center
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Kenya                        Barclays Bank of Kenya Limited, Nairobi      The Central Bank of Kenya
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Luxembourg                   Assets are held with Clearstream             Clearstream International
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Malaysia                     United Overseas Bank (Malaysia) Bhd, Kuala   (1)  Malaysian Central Depository Sdn. Bhd.
                             Lumpur                                       (2)  Bank Negara Malaysia
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Malta                        Bank of Valletta PLC                         Malta Stock Exchange - Central Securities
                                                                          Depository (C.S.D.)
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Mauritius                    The Hongkong and Shanghai Banking            (1)  Central Depository and Settlement
                             Corporation Limited, Port Louis                   Co. Ltd.
                                                                          (2)  Bank of Mauritius
---------------------------- -------------------------------------------- --------------------------------------------


---------------------------- -------------------------------------------- --------------------------------------------
Mexico                       Bancomer, S.A., Institucion de Banca         S.D. Indeval, S.A., de C.V.
                             Multiple, Grupo Financiero, Mexico City
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Morocco                      Banque Marocaine du Commerce Exterieur,      MAROCLEAR
                             Casablanca
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Netherlands                  Deutsche Bank AG, Amsterdam                  Nederlands Centraal Instituut voor Giraal
                                                                          Effectenverkeer B.V.
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
New Zealand                  National Nominees Limited, Auckland          New Zealand Central Securities Depository
                                                                          Limited
---------------------------- -------------------------------------------- --------------------------------------------
Norway                       Den Norske Bank ASA, Oslo                    Verdipapirsentralen - The Norwegian
                                                                          Central Securities Depository (VPS)
---------------------------- -------------------------------------------- --------------------------------------------
Pakistan                     Deutsche Bank AG, Karachi                    (1)  The Central Depository Company of
                                                                               Pakistan Limited
                                                                          (2)  State Bank of Pakistan
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Peru                         Citibank, N.A., Lima                         Caja de Valores de Lima, CSD
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Philippines                  Deutsche Bank AG, Manila                     (1)  The Philippines Central Depository
                                                                               Inc.
                                                                          (2)  The Registry of Scripless Securities
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Poland                       Bank Handlowy w Warszawie S.A.., Warsaw      (1)  The National Depository of Securities
                                                                          (2)  Central Register for Treasury Bills
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Portugal                     Banco Espirito Santo, Lisbon                 Central de Valores Mobiliarios e Sistema
                                                                          de Liquidacao e Compensacao
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Russia                       Credit Suisse First Boston AO, Moscow        (1)  Bank for Foreign Trade of the
                                                                               Russian Federation
                                                                          (2)  Depository Clearing Company
                                                                          (3)  National Depository Center
---------------------------- -------------------------------------------- --------------------------------------------


---------------------------- -------------------------------------------- --------------------------------------------
Singapore                    United Overseas Bank, Singapore              (1)  The Central Depository (Pte)
                                                                               Limited
                                                                          (2)  Monetary Authority of Singapore
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Slovak Republic              Ceskoslovenska Obchodni Banka, A.S.,         (1)  Stredisko Cennych Papierov
                             Bratislava                                   (2)  The National Bank of Slovakia
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
South Africa                 ABSA, Johannesburg                           (1)  The Central Depository (Pty) Ltd.
                                                                          (2)  Share Transaction Totally
                                                                               Electronic
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
South Korea                  Deutsche Bank AG, Seoul                      The Korean Securities Depository
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Spain                        Deutsche Bank SAE, Barcelona                 (1)  Servico de Compensacion y Liquidacion
                                                                               de Valores, S.A.
                                                                          (2)  Banco de Espana
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Sri Lanka                    Deutsche Bank AG, Colombo                    The Central Depository System (Pvt) Limited
---------------------------- -------------------------------------------- --------------------------------------------
Sweden                       Svenska Handelsbanken AB, Stockholm          Vardepapperscentralen (PC) Swedish Central
                                                                          Securities Depository and Clearing
                                                                          Organization
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Switzerland                  Credit Suisse First Boston, Zurich           SIS SEGAINTERSETTLE AG
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Taiwan                       Deutsche Bank AG, Taipei                     The Taiwan Securities Central Depository
                                                                          Company, Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Thailand                     Deutsche Bank AG, Bangkok                    (1)  The Thailand Securities
                                                                               Depository Company Limited
                                                                          (2)  Bank of Thailand
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Tunisia                      Banque Internationale Arabe de Tunisie,      STICODEVAM
                             Tunis
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Turkey                       Garanti Bank                                 (1) Takasbank - ISE Settlement and Custody
                                                                              Bank Inc.
                                                                          (2) The Central Bank of Turkey
---------------------------- -------------------------------------------- --------------------------------------------

---------------------------- -------------------------------------------- --------------------------------------------
United Kingdom               Deutsche Bank AG, London                     (1)  The Central Moneymarkets Office
                                                                          (2)  CRESTCo Limited
                                                                          (3)  Bank One-Depository and Clearing
                                                                               Center
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Venezuela                    Citibank, N.A., Caracas                      (1)  The Caja Venezolana de Valores
                                                                               S.A.C.A.
                                                                          (2)  Banco Central de Venezuela
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Zambia                       Barclays Bank of Zambia Limited, Lusaka      (1)  The LuSE Central Share Depository
                                                                               Limited
                                                                          (2)  The Bank of Zambia
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Zimbabwe                     Barclays Bank of Zimbabwe Limited, Harare    None
---------------------------- -------------------------------------------- --------------------------------------------
